EXHIBIT 99

              TEXT OF INVESTOR RELATIONS SLIDESHOW IN USE BEGINNING
                                JANUARY 28, 2003

                           FORWARD-LOOKING STATEMENTS
Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to the company's SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.

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                           LEADING HEALTHCARE PROVIDER
o Approximately 1,800 Facilities in All 50 States and Every Major Metropolitan Market
o   Largest Operator of:
    -   Inpatient and Outpatient Rehabilitation Facilities
    -   Freestanding Outpatient Surgery Centers
    -   Freestanding Diagnostic Centers
o   Over $4.2 Billion in Revenue with $1.1 Billion in EBITDA Projected for
    2003

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                            INPATIENT REHABILITATION
                         #1 MARKET SHARE - 118 LOCATIONS
                      22% OF 35,000 BED MARKET (7,643 BEDS)
                                (Graphic Omitted)

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                               OUTPATIENT SURGERY
                         #1 MARKET SHARE - 206 LOCATIONS
                            16% OF $6 BILLION MARKET
                                (Graphic Omitted)

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

                                Outpatient Rehab
                        #1 MARKET SHARE - 1,331 LOCATIONS
                            10% OF $10 BILLION MARKET
                                (Graphic Omitted)

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                               DIAGNOSTIC IMAGING
                         #1 MARKET SHARE - 136 LOCATIONS
                             4% OF $8 BILLION MARKET
                                (Graphic Omitted)


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                             HEALTHSOUTH CORPORATION
              NATIONAL FOOTPRINT WITH APPROXIMATELY 1,800 LOCATions
                                (Graphic Omitted)

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                             HEALTHSOUTH CORPORATION
                              CURRENT MSA COVERAGE
                                (Graphic Omitted)

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                         RECOGNIZED CLINICAL EXCELLENCE

                           2002 JCAHO Survey Results:
             HEALTHSOUTH Facility Scores vs. National Average Scores

                       HEALTHSOUTH Rehabilitation        95
                       National Hospital Organizations   91

                       HEALTHSOUTH Surgery Centers       95
                       HEALTHSOUTH Diagnostic            94
                       National Ambulatory Organizations 93

                       Source: 2002 JCAHO Survey Results

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

                                 PRISTINE AUDIT
o   Unannounced Audit of Every HEALTHSOUTH Facility
o   50 Point Checklist
o   Conducted by Ernst & Young
o   Overall Score of 98

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                              MEDICARE EXPENDITURES
         Total Medicare Expenditures, 1966-2000 (in Billions of Dollars)
                                (Graphic Omitted)

               Source: Centers for Medicare and Medicaid Services

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                              MEDICARE EXPENDITURES

o   During This Time, HEALTHSOUTH has Saved The
    Medicare Program Hundreds of Millions of Dollars

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                            INPATIENT REHAB HOSPITAL
                                  COST SAVINGS


                             1997            1998              1999              2000              2001
                             ----            ----              ----              ----              ----
Cost Per Discharge        $11,504         $10,772            $9,935            $9,799            $9,669
Cost Variance                                (732)           (1,569)           (1,705)           (1,835)

Medicare Discharges*
                                           60,516            66,854            70,187            76,249

Cost Savings                          $44,297,712      $104,893,926      $119,668,835      $139,916,915

--------------------------------------------------------------------------------------------------------
TOTAL MEDICARE SAVINGS                                                                     $408,777,388
--------------------------------------------------------------------------------------------------------



* Hospital Discharges Only

Through Internal Cost Reduction Initiatives, HEALTHSOUTH Has Saved the Medicare
                     Program over $400MM in the last 4 Years

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

                            INPATIENT REHAB HOSPITAL
                     COST SAVINGS - HRC VS. INDUSTRY AVERAGE


                                         1997            1998              1999               2000               2001
                                         ----            ----              ----               ----               ----
Industry Cost Per Discharge            $13,500         $13,500           $13,500            $13,500            $13,500
HRC Cost Per Discharge                 $11,504         $10,772            $9,935             $9,799             $9,669

Cost Variance                          ($1,996)        ($2,728)          ($3,565)           ($3,701)           ($3,831)

HRC Medicare Discharges*
                                        55,999          60,516            66,854             70,187             76,249

Cost Savings                      $111,774,004    $165,087,648      $238,334,510       $259,762,087       $292,109,919

-----------------------------------------------------------------------------------------------------------------------
TOTAL MEDICARE SAVINGS                                                                                  $1,067,068,168
-----------------------------------------------------------------------------------------------------------------------



* Hospital Discharges Only

By Consistently Keeping Costs Below the Industry Average, HEALTHSOUTH Has Spared the Medicare Program over $1B in Excessive Costs in the last 5 Years

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                                 SURGERY CENTERS
                  HRC AVERAGE CHARGE VS. ACUTE HOSPITAL CHARGE


                                 HRC          Hospital           %
 Procedure Description       Avg. Charge    Avg. Charge       Savings
 ---------------------       -----------    -----------       -------
Endo Polpectomy Lrge Int        $1,439         $5,559           74%
      Colonoscopy               $1,155         $5,122           77%
  Rotator Cuff Repair           $7,587        $11,257           33%
  Cruciate Lig Repair          $11,348        $19,882           43%
     Tonsillectomy              $2,575         $8,000           68%
      Laparoscopy               $4,150         $9,159           55%


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                                OUTPATIENT REHAB
                                  COST SAVINGS


                                             1995              2001
                                             ----              ----

Total Visits Reported                     2,512,864         9,083,251

Medicare %                                       8%                8%

Estimated Medicare Visits                   201,029           726,660


 Visits/Referral                               12.7               7.8

 Medicare Visits Saved                                        456,478

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                                OUTPATIENT REHAB
    Functional Levels at Admission Compared to Functional Levels at Discharge
                                (Graphic Omitted)

                                Source: HRC data

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                               HEALTHSOUTH REVENUE
                     BY PRODUCT LINE (2000 VS. 2003 BUDGET)
                                (Graphic Omitted)


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                                 2003 GAME PLAN

o Continue to Lead Industry with Superior Clinical Services (as Evidenced by JCAHO Surveys)

o Improve Cost Efficiency While Increasing Patient Volumes Across all Product Lines

o    Build Investor Confidence by Meeting or Exceeding Financial Expectations

o Manage Capital Expenditures Within Guidance, Pay Down Debt, and Strengthen Balance Sheet

    Success Will Build Investor Confidence by Meeting or Exceeding Financial
                Expectations and Increase Our Return on Capital

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
                               INPATIENT DIVISION
                             2003 GROWTH STRATEGIES
-    Tightly Manage Patient Mix To Drive Case Mix Index Higher
- Educate Patient Referral Sources on Benefits of Inpatient Rehab vs. Other Post Acute Settings
-    Expand Specialized Clinical Programs (ie: Stroke, MS)
- Increase Volume of Admits from Home via Free Clinical Assessments and Community Clinical Programs
-    Promote Benefits of AutoAmbulator(TM)

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                               INPATIENT DIVISION
                              TARGETED POPULATIONS

               Population                          Margin Per Case
               ----------                         -----------------

               Stroke, Joint Replacement,             30-35%
               & Hip Fracture

               Pulmonary & Cardiac                    26-30%

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                                AUTOAMBULATOR(TM)
   The AutoAmbulator(TM) Was Conceived To More Effectively Treat Patients with a
    Variety of Neurological Conditions That Affect Walking and Balance:

o    Stroke
     -    (Market = 4MM People)
o    Spinal Cord Injury
     -    (Market = 200,000 People)
o    Multiple Sclerosis
     -    (Market = 750,000 Cases/Year)
o    Parkinson's
     -    (Market = 1MM People)
o    Approximately 6MM Potential
    Candidates for the AutoAmbulator

 Source: National Stroke Association, National Spinal Cord Injury Association,
      National Multiple Sclerosis Society, National Parkinson's Foundation

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

                                AUTOAMBULATOR(TM)
o HEALTHSOUTH Received Clearance from the FDA on March 22, 2002 for a Class I Medical Device

o    Phase 1 Rollout to all Inpatient Hospitals to Begin 1Q03
     -    100 Units to be in Place by End of Year 2003

o    The AutoAmbulator will Help:
     -    Provide Safe, Consistent Therapy
     -    Decrease Healthcare Costs
     -    Provide Better Patient Outcomes
     -    Improve Patients' Lives
     - Will Facilitate Clinical Research That Will Provide Better Treatment Modalities
     -    Distinguish HEALTHSOUTH from the Competition
     - Attract Potential Investors from Pharmaceutical Companies for Clinical Research

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                                AUTOAMBULATOR(TM)
                               CLINICAL RELEVANCE

o    During Initial Clinical Studies, Patients Using the AutoAmbulator(TM):
     -    Dramatically Improved Gait
     -    Reduced or Eliminated the Need for Constant Use of Crutches or Canes
     -    Significantly Improved Balance, Which Should Reduce Number of Falls
     -    Experienced Pain Relief in Affected Joints and Limbs
     -    Reduced Dependence on Others
     - Reduced the Incidence of Complications Usually Associated with Spinal Cord Injury
     -    Improved Quality of Their Daily Lives

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                               INPATIENT DIVISION
                             2003 GROWTH STRATEGIES

o    Continue Development of 40 and 60 Bed Freestanding Rehabilitation
     Facilities
     -    4 New Hospitals to Open in 2003

o    Bed Expansions Under Review for all Facilities with 95% or Greater
     Occupancy

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


                               INPATIENT DIVISION
             TARGET MARKETS FOR REHAB HOSPITAL AND LTAC DEVELOPMENT
                                (Graphic Omitted)

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                         LONG TERM ACUTE CARE HOSPITALS
                         Medicare Reimbursement Change

o  PPS Reimbursement Effective January 1, 2003
o  Previously, Cost-Based Reimbursement
o  Payment and Classification Will be Based on Hospital DRG System
o  New Base Rate = $32,649
   - Adjusted for Case Mix Index, Existing Facilities Range from 80% to 90% of this Base Rate
o  Current Cost per Discharge = $17,821

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                               AMBULATORY SERVICES
      Outpatient Visits, U.S. Community Hospitals 1990-2001 (in thousands)
                                (Graphic Omitted)
                    Demand for Outpatient Services is Growing

                      Source: American Hospital Association

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                  Number of Acute Care Hospitals on the Decline

                  Number of U.S. Community Hospitals 1995-2001
                                (Graphic Omitted)

                      Source: American Hospital Association

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                                SURGERY DIVISION
                             2003 GROWTH STRATEGIES

o    Management Team Dedicated Exclusively to Surgery

o Maximize Existing Partnerships and Drive Capacity Utilization Through the Resyndication Process

     -    274 New Physician Partners Added in 2002

     -    Have Added 842 New Physician Partners Under Initiative of Adding 1,000

     -    Targeting Approximately 200 New Physician Partners in 2003

     -    Same Store Volume Up Nine Consecutive Quarters

o    Strong Opportunity for Opening New Centers with Dedicated Development Team

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

                                SURGERY DIVISION
                             2003 GROWTH STRATEGIES

o Expand/Relocate Existing Centers To Increase Volumes and Improve Block Time Capacity

o Initiate Pricing Initiatives Focused on Case Rates, Carve-in Procedures and Implants

o Work with Top Payors to Dislodge Cases from More Costly Acute Care Setting to ASC's

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                                SURGERY DIVISION
                             2003 GROWTH STRATEGIES

o Tightly Manage Case Mix To Enhance Efficiencies and Target Higher Margin Cases

o Focus on Expense Control:
         -Productivity
         -Salary Management
         -Inventory Efficiencies
         -Fixed Asset Utilization

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                                SURGERY DIVISION
                             2003 GROWTH STRATEGIES
o  Aggressively Market Consumer Programs:
         -Endometrial Ablation
         -Trivex
         -Gerds and GI programs
         -Ophthalmology
         -Unispacer
         -Facility Specific Physician Promotions
         -Patient Financing Venture with a National Bank

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

                                SURGERY DIVISION
                                 TARGET MARKETS
                                (Graphic Omitted)

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                               OUTPATIENT DIVISION
                         2003 GROWTH STRATEGIES - VOLUME

o        Sales Initiatives

     -    Increase Referrals from "Top 20" Physicians per Market

     -    Utilize Marketing Representatives To Drive Volume and Enhance
          Referrals

o        Fitness Club Site Development

     -    Low Cost Model Which Generates Higher Margin and Returns

     -    Target Large 20,000+ Member Health Clubs

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                            OUTPATIENT REHABILITATION
                          STRATEGY FOR TRANSMITTAL 1753

o    Improve Scheduling Patterns To Maximize "One on One" Care

o    Limit Group Sessions To Appropriately Sized Groups To
     Optimize Productivity and  Reimbursement

o    Sponsor Legislative Change to CMS Transmittal 1753

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                                DIGITAL HOSPITAL
                                (Graphic Omitted)

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                                DIGITAL HOSPITAL
                             CONSTRUCTION IN PROCESS
                                   March 2002
                                (Graphic Omitted)

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

                                DIGITAL HOSPITAL
                             CONSTRUCTION IN PROCESS
                                 September 2002
                                (Graphic Omitted)

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                                DIGITAL HOSPITAL
                             CONSTRUCTION IN PROCESS
                                  January 2003
                                (Graphic Omitted)

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                            DIGITAL HOSPITAL COST VS.
                         AVERAGE NATIONAL HOSPITAL COST

                           Digital Hospital Cost - $138MM
                           Square Footage - 679,000
                           Cost per Sq. Ft. - $203

                           Average Hospital Cost per Sq. Ft. - $275


  Note: Med Center only; does not include ancillaries or physician office space
 Source: Turner Construction Co. and Medistar; Average for urban hospitals only

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                               FINANCIAL OVERVIEW

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



                              BALANCE SHEET RATIOS


Net Debt/Cap         48.2%       46.2%      42.0%     43.6%   46.9%      44.8%
EBITDA/Interest       6.9x        5.1x       5.6x      6.0x    6.3X       5.8x
Debt/EBITDA           2.6x        2.8x       2.5x      2.4x    2.7x       2.6x
Debt                $3.11B       3.21B     $3.03B    $3.02B  $3.48B     $3.21B

                       Balance Sheet Ratios Remain Strong
                      January 24: Moody's Confirmed Credit
                       Ratings and Moved Outlook to Stable

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                                  2003 GUIDANCE

                                            Ranges
Revenues                            $4,230,000 - $4,320,000
EBITDA                              $1,045,000 - $1,090,000
EPS                                 $0.55 - $0.57
Capital Expenditures                $375,000 - $425,000
Depreciation and Amortization       $320,000 - $330,000
Interest Expense                    $235,000 - $245,000
Minority Interests                  $130,000 - $140,000
Shares Outstanding                   400,000 - 402,000
Tax Rate                             38.75%

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                            STRONG LIQUIDITY POSITION

o    $1B Available Under $1.25B Bank Facility

o New Facility Provides Ample Availability to Take Out Last Remaining 2003 Maturity ($344MM Outstanding); No Significant Maturities until 2007

o    No Off-Balance Sheet Financing Issues

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


                          FOCUSED ON RETURN ON CAPITAL

o    Goal is to Substantially Increase ROC
o    Strategies Include:

     -    Increased Throughput in Existing Facilities
     -    Maintain or Increase Pricing Across All Divisions
     -    Carefully Manage and Reduce Expenses
     -    Deploy New Capital on Projects with Highest Returns
     -    Reduce DSO's
     -    Use Free Cash Flow to Pay Down Debt

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                         HEALTHSOUTH'S RETURN ON CAPITAL
                                    TIME LINE
                                (Graphic Omitted)

                   Sept. 1986 Split-Adjusted IPO Price: $1.08
                             Jan. 2003 Price: $4.17
                           Average Annual Return: 8.3%

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                                     SUMMARY

o    2002 Was Difficult Year Due to Transmittal 1753
     -    Had to Overcome Confusion from Payors, Physicians, and Therapists
     -    Negative Press Added to Difficulties and Damaged Some Referral Sources
     -    Wall Street Overreacted

o    2003 is a "Comeback" Year
     -    Rebuilding Relationships
     -    Closing Underperforming Facilities
     -    Adding Incentives for Marketing Team
     -    Cutting Expenses
     -    Adding Programs Aimed Directly at Consumers (i.e. stroke)
     -    Focus on Re-establishing Our Leadership Role in All Business Lines
     -    Focus on Building Shareholder Value
     -    Ongoing Governance Improvements

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


                               SUMMARY (CONTINUED)

o    HEALTHSOUTH Remains a Great Company

     -    Highest Quality Assets

     -    Strong and Experienced Management Team

     -    Over $1B in EBITDA

     -    Ample Liquidity

     -    Sound Balance Sheet

     -    Focused on Increasing Our Return on Capital